                                                                   Exhibit 10.27

April 9, 1997

Mr. Jeff Heimbuck
399 Atherton Avenue
Atherton, CA 94027

Dear Jeff:

This letter amends and clarifies the letter to you dated March 25, 1997 pursuant to which you were offered the opportunity to join the Board of Directors of Visioneer, Inc. starting March 31, 1997.

Your start date shall be April 9, 1997. The grant of 50,000 shares of Visioneer Common Stock referenced in the letter will be allocated as follows in order to comply with certain NASD requirements: (i) 20,000 shares will be granted under Visioneer's 1995 Directors' Stock Option Plan, a copy of which has been delivered to you, and pursuant to which all shares are eligible for acceleration of vesting upon a change of control of Visioneer; (ii) 25,000 shares will be granted pursuant to a stand alone grant made by the Board of Directors which grant will not be subject to shareholder approval; and (iii) 5,000 shares will be granted pursuant to a second stand alone grant made by the Board of Directors which will be subject to shareholder approval. All options will be nonstatutory stock options and will vest at the rate of 25% of the total number of shares subject to each of the options on each anniversary the date of grant. Vesting will, of course, depend on the continuation of your director relationship with the Company and such other conditions as are set forth in the 1995 Directors' Stock Option Plan, as applicable, and the relevant option agreements. The stand alone option grants will be entitled to acceleration of vesting upon a change of control of Visioneer if in connection with such change of control you are requested by the acquiror to resign from Visioneer's Board of Directors or do not serve as a director of the successor corporation. The stock options will be subject to the execution by you of applicable stock option agreements which will set forth these terms in detail.

If you agree with these changes, please sign this letter below and return it to me by April 9, 1997.

Regards,

/s/ David F. Marquardt

David F. Marquardt
For the Board of Directors
Visioneer, Inc.

I accept this offer      /s/ Jeff HeimbuckUU                     4/9/97
                   --------------------------------           -------------
                                                                  Date

                                 VISIONEER, INC.

                    NOTICE OF NONSTATUTORY STOCK OPTION GRANT

Optionee's Name and Address:

Jeff Heimbuck
_____________________
_____________________

         You have been granted an option to purchase Common Stock of Visioneer, Inc. (the "Company"), as follows:

         Board Approval Date:                        April 9, 1997
                                                 --------------------
         Date of Grant (Later of Board
                  Approval Date or
                  Commencement of
                  Employment/Consulting):            April 9, 1997
                                                 --------------------

         Exercise Price Per Share:                   $3.50
                                                 --------------------

         Total Number of Shares Granted:             25,000
                                                 --------------------

         Total Price of Shares Granted:              $87,500.00
                                                 --------------------

         Term/Expiration Date:                       April 9, 2007
                                                 --------------------

         Vesting Commencement Date:                  April 9, 1997
                                                 --------------------

         Vesting Schedule:                      25% of the shares subject to the
                                                option shall become exercisable
                                                on each anniversary of the
                                                Vesting Commencement Date.

         Termination Period:                    Option may be exercised
                                                for a period of 30 days after
                                                termination of Optionee's
                                                relationship with the Company as
                                                a director of the Company except
                                                as set out in Sections 7 and 8
                                                of the Stock Option Agreement
                                                (but in no event later than the
                                                Expiration Date).

         By your signature and the signature of the Company's representative below, you and the Company agree that this option is granted under and governed by the terms and conditions of the Nonstatutory Stock Option Agreement attached and made a part of this document.

OPTIONEE:                                     VISIONEER, INC.



  /s/  Jeff Heimbuck                          By:      /s/  Geoffrey C. Darby
--------------------------                       -------------------------------
Signature

    Jeff Heimbuck                             Title:   CFO
--------------------------                          ----------------------------
Print Name

                                 VISIONEER, INC.


                       NONSTATUTORY STOCK OPTION AGREEMENT


         1. GRANT OF OPTION. Visioneer, Inc., a Delaware corporation (the "Company"), hereby grants to the Optionee named in the Notice of Stock Option Grant attached to this Agreement ("Optionee"), an option (the "Option") to purchase the total number of shares of Common Stock (the "Shares") set forth in the Notice of Stock Option Grant, at the exercise price per share set forth in the Notice of Stock Option Grant (the "Exercise Price") subject to the terms, definitions and provisions of this Nonstatutory Stock Option Agreement (the "Agreement").

                  This Option is intended to be a Nonstatutory Stock Option.

         2. EXERCISE OF OPTION. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Stock Option Grant as follows:

                  (a) RIGHT TO EXERCISE.

                           (i) This Option may not be exercised for a fraction
of a share.

                           (ii) In the event of Optionee's death, disability or
other termination of employment, the exercisability of the Option is governed by Sections 6, 7 and 8 below, subject to the limitations contained in paragraphs
(iii) and (iv) below.

                           (iii) In no event may this Option be exercised after
the date of expiration of the term of this Option as set forth in the Notice of Stock Option Grant.

                  (b) METHOD OF EXERCISE.

                           (i) This Option shall be exercisable by delivering to
the Company a written notice of exercise (in the form attached as Exhibit A) which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such Shares of Common Stock as may be required by the Company. Such written notice shall be signed by Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the Exercise Price. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.

                           (ii) As a condition to the exercise of this Option,
Optionee agrees to make adequate provision for federal, state or other tax withholding obligations, if any, which arise upon the exercise of the Option or disposition of Shares, whether by withholding, direct payment to the Company, or otherwise.

                           (iii) No Shares will be issued pursuant to the
exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Optionee on the date on which the Option is exercised with respect to such Shares.

         3. OPTIONEE'S REPRESENTATIONS. In the event the Shares purchasable pursuant to the exercise of this Option have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), at the time this Option is exercised, Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company an investment representation statement in customary form, a copy of which is available for Optionee's review from the Company upon request.

         4. METHOD OF PAYMENT. Payment of the Exercise Price shall be by any of the following, or a combination of the following, at the election of Optionee:
(a) cash; (b) check; (c) surrender of other Shares of Common Stock of the Company that (i) either have been owned by Optionee for more than six (6) months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised; (d) authorization from the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised; or (e) if there is a public market for the Shares and they are registered under the Securities Act, delivery of a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the exercise price.

         5. RESTRICTIONS ON EXERCISE. This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under
Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G") as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

         6. TERMINATION OF RELATIONSHIP. In the event of termination of Optionee's Continuous Status as a director of the Company, Optionee may, to the extent otherwise so entitled at the date of such termination (the "Termination Date"), exercise this Option during the Termination Period set out in the Notice of Stock Option Grant. To the extent that Optionee was not entitled to exercise this Option at the date of such termination, or if Optionee does not exercise this Option within the time specified in the Notice of Stock Option Grant, the Option shall terminate.

         7. DISABILITY OF OPTIONEE. Notwithstanding the provisions of Section 6 above, in the event of termination of Optionee's relationship with the Company as a director of the

Company as a result of total and permanent disability (as defined in Section 22(e)(3) of the Code), Optionee may, but only within six (6) months from the date of termination of such relationship (but in no event later than the date of expiration of the term of this Option as set forth in Section 10 below), exercise the Option to the extent otherwise so entitled at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified in this Agreement, the Option shall terminate.

         8. DEATH OF OPTIONEE. In the event of the death of Optionee:

                  (a) during the term of this Option and while a director of the Company and having been a director of the Company since the date of grant of the Option, the Option may be exercised, at any time within six (6) months following the date of death (but in no event later than the date of expiration of the term of this Option as set forth in Section 10 below), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had Optionee continued living and remained as a director of the Company three (3) months after the date of death, subject to the limitation contained in Section 2(i)(d) above in the case of an Incentive Stock Option; or

                  (b) within thirty (30) days after the termination of Optionee's relationship with the Company as a director of the Company, the Option may be exercised, at any time within six (6) months following the date of death (but in no event later than the date of expiration of the term of this Option as set forth in Section 10 below), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

         9. NON-TRANSFERABILITY OF OPTION. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution. The designation of a beneficiary does not constitute a transfer. An Option may be exercised during the lifetime of Optionee only by Optionee or a transferee permitted by this section. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.

         10. TERM OF OPTION. This Option may be exercised only within the term set out in the Notice of Stock Option Grant, and may be exercised during such term only in accordance with the terms of this Option.

         11. NO ADDITIONAL EMPLOYMENT RIGHTS. Optionee understands and agrees that the vesting of Shares pursuant to the Vesting Schedule is earned only by continuing as a director of the Company at the will of the Company (not through the act of being hired, being granted this Option or acquiring Shares under this Agreement). Optionee further acknowledges and agrees that nothing in this Agreement shall confer upon Optionee any right with respect to continuation as a director of the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

         12. TAX CONSEQUENCES. Optionee acknowledges that he or she has read the brief summary set forth below of certain federal tax consequences of exercise of this Option and disposition of the Shares under the law in effect as of the date of grant. OPTIONEE UNDERSTANDS THAT THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT HIS OR HER OWN TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

                  (a) EXERCISE OF NONSTATUTORY STOCK OPTION. Optionee may incur regular federal income tax liability upon the exercise of the Option. Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price. In addition, if Optionee is an employee of the Company, the Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

                  (b) DISPOSITION OF SHARES. Gain realized on the disposition of Shares will be treated as long-term or short-term capital gain depending on whether or not the disposition occurs more than one year after the exercise date.

         13. SIGNATURE. This Stock Option Agreement shall be deemed executed by the Company and Optionee upon execution by such parties of the Notice of Stock Option Grant attached to this Stock Option Agreement.



                  [Remainder of page left intentionally blank]

                                    EXHIBIT A

                               NOTICE OF EXERCISE


To:               Visioneer, Inc.
Attn:             Stock Option Administrator
Subject:          Notice of Intention to Exercise Nonstatutory Stock Option

         This is official notice that the undersigned ("Optionee") intends to exercise Optionee's option to purchase __________ shares of Visioneer, Inc. Common Stock, under and pursuant to the Nonstatutory Stock Option Agreement dated ___________, as follows:

                  Grant Number:                 ________________________________

                  Date of Purchase:             ________________________________

                  Number of Shares:             ________________________________

                  Purchase Price:               ________________________________

                  Method of Payment
                  of Purchase Price:            ________________________________


         Social Security No.:       ________________________________

         The shares should be issued as follows:

                  Name:____________________________

                  Address:_________________________

                          _________________________

                          _________________________

                  Signed:__________________________

                  Date:____________________________

                                 VISIONEER, INC.

                    NOTICE OF NONSTATUTORY STOCK OPTION GRANT

Optionee's Name and Address:

Jeff Heimbuck
_____________________
_____________________

         You have been granted an option to purchase Common Stock of Visioneer, Inc. (the "Company"), as follows:

         Board Approval Date:                        April 9, 1997
                                                 --------------------

         Date of Grant (Later of Board
                  Approval Date or
                  Commencement of
                  Employment/Consulting):            April 9, 1997
                                                 --------------------

         Exercise Price Per Share:                   $3.50
                                                 --------------------

         Total Number of Shares Granted:             5,000
                                                 --------------------

         Total Price of Shares Granted:              $17,500.00
                                                 --------------------

         Term/Expiration Date:                       April 9, 2007
                                                 --------------------

         Vesting Commencement Date:                  April 9, 1997
                                                 --------------------

         Vesting Schedule:                        25% of the shares subject to
                                                  the option shall become
                                                  exercisable on each
                                                  anniversary of the Vesting
                                                  Commencement Date.

         Termination Period:                      Option may be exercised for
                                                  a period of 30 days after
                                                  termination of Optionee's
                                                  relationship with the
                                                  Company as a director of the
                                                  Company except as set out in
                                                  Sections 7 and 8 of the
                                                  Stock Option Agreement (but
                                                  in no event later than the
                                                  Expiration Date).

         By your signature and the signature of the Company's representative below, you and the Company agree that this option is granted under and governed by the terms and conditions of the Nonstatutory Stock Option Agreement attached and made a part of this document.

OPTIONEE:                                    VISIONEER, INC.



  /s/  Jeffrey Heimbuck                      By:      /s/  Geoffrey C. Darby
--------------------------                      -------------------------------
Signature

   Jeffrey Heimbuck                          Title:     CFO
--------------------------                         ----------------------------
Print Name

                                 VISIONEER, INC.


                       NONSTATUTORY STOCK OPTION AGREEMENT


         1. GRANT OF OPTION. Visioneer, Inc., a Delaware corporation (the "Company"), hereby grants to the Optionee named in the Notice of Stock Option Grant attached to this Agreement ("Optionee"), an option (the "Option") to purchase the total number of shares of Common Stock (the "Shares") set forth in the Notice of Stock Option Grant, at the exercise price per share set forth in the Notice of Stock Option Grant (the "Exercise Price") subject to the terms, definitions and provisions of this Nonstatutory Stock Option Agreement (the "Agreement").

                  This Option is intended to be a Nonstatutory Stock Option.

         2. EXERCISE OF OPTION. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Stock Option Grant as follows:

                  (a) RIGHT TO EXERCISE.

                           (i) This Option may not be exercised for a fraction
of a share.

                           (ii) In the event of Optionee's death, disability or
other termination of employment, the exercisability of the Option is governed by Sections 6, 7 and 8 below, subject to the limitations contained in paragraphs
(iii) and (iv) below.

                           (iii) In no event may this Option be exercised after
the date of expiration of the term of this Option as set forth in the Notice of Stock Option Grant.

                  (b) METHOD OF EXERCISE.

                           (i) This Option shall be exercisable by delivering to
the Company a written notice of exercise (in the form attached as Exhibit A) which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such Shares of Common Stock as may be required by the Company. Such written notice shall be signed by Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the Exercise Price. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.

                           (ii) As a condition to the exercise of this Option,
Optionee agrees to make adequate provision for federal, state or other tax withholding obligations, if any, which arise upon the exercise of the Option or disposition of Shares, whether by withholding, direct payment to the Company, or otherwise.

                           (iii) No Shares will be issued pursuant to the
exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Optionee on the date on which the Option is exercised with respect to such Shares.

         3. OPTIONEE'S REPRESENTATIONS. In the event the Shares purchasable pursuant to the exercise of this Option have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), at the time this Option is exercised, Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company an investment representation statement in customary form, a copy of which is available for Optionee's review from the Company upon request.

         4. METHOD OF PAYMENT. Payment of the Exercise Price shall be by any of the following, or a combination of the following, at the election of Optionee:
(a) cash; (b) check; (c) surrender of other Shares of Common Stock of the Company that (i) either have been owned by Optionee for more than six (6) months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised; (d) authorization from the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised; or (e) if there is a public market for the Shares and they are registered under the Securities Act, delivery of a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the exercise price.

         5. RESTRICTIONS ON EXERCISE. This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under
Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G") as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

         6. TERMINATION OF RELATIONSHIP. In the event of termination of Optionee's Continuous Status as a director of the Company, Optionee may, to the extent otherwise so entitled at the date of such termination (the "Termination Date"), exercise this Option during the Termination Period set out in the Notice of Stock Option Grant. To the extent that Optionee was not entitled to exercise this Option at the date of such termination, or if Optionee does not exercise this Option within the time specified in the Notice of Stock Option Grant, the Option shall terminate.

         7. DISABILITY OF OPTIONEE. Notwithstanding the provisions of Section 6 above, in the event of termination of Optionee's relationship with the Company as a director of the

Company as a result of total and permanent disability (as defined in Section 22(e)(3) of the Code), Optionee may, but only within six (6) months from the date of termination of such relationship (but in no event later than the date of expiration of the term of this Option as set forth in Section 10 below), exercise the Option to the extent otherwise so entitled at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified in this Agreement, the Option shall terminate.

         8. DEATH OF OPTIONEE. In the event of the death of Optionee:

                  (a) during the term of this Option and while a director of the Company and having been a director of the Company since the date of grant of the Option, the Option may be exercised, at any time within six (6) months following the date of death (but in no event later than the date of expiration of the term of this Option as set forth in Section 10 below), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had Optionee continued living and remained as a director of the Company three (3) months after the date of death, subject to the limitation contained in Section 2(i)(d) above in the case of an Incentive Stock Option; or

                  (b) within thirty (30) days after the termination of Optionee's relationship with the Company as a director of the Company, the Option may be exercised, at any time within six (6) months following the date of death (but in no event later than the date of expiration of the term of this Option as set forth in Section 10 below), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

         9. NON-TRANSFERABILITY OF OPTION. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution. The designation of a beneficiary does not constitute a transfer. An Option may be exercised during the lifetime of Optionee only by Optionee or a transferee permitted by this section. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.

         10. TERM OF OPTION. This Option may be exercised only within the term set out in the Notice of Stock Option Grant, and may be exercised during such term only in accordance with the terms of this Option.

         11. NO ADDITIONAL EMPLOYMENT RIGHTS. Optionee understands and agrees that the vesting of Shares pursuant to the Vesting Schedule is earned only by continuing as a director of the Company at the will of the Company (not through the act of being hired, being granted this Option or acquiring Shares under this Agreement). Optionee further acknowledges and agrees that nothing in this Agreement shall confer upon Optionee any right with respect to continuation as a director of the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

         12. TAX CONSEQUENCES. Optionee acknowledges that he or she has read the brief summary set forth below of certain federal tax consequences of exercise of this Option and disposition of the Shares under the law in effect as of the date of grant. OPTIONEE UNDERSTANDS THAT THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT HIS OR HER OWN TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

                  (a) EXERCISE OF NONSTATUTORY STOCK OPTION. Optionee may incur regular federal income tax liability upon the exercise of the Option. Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price. In addition, if Optionee is an employee of the Company, the Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

                  (b) DISPOSITION OF SHARES. Gain realized on the disposition of Shares will be treated as long-term or short-term capital gain depending on whether or not the disposition occurs more than one year after the exercise date.

         13. SIGNATURE. This Stock Option Agreement shall be deemed executed by the Company and Optionee upon execution by such parties of the Notice of Stock Option Grant attached to this Stock Option Agreement.



                  [Remainder of page left intentionally blank]

                                    EXHIBIT A

                               NOTICE OF EXERCISE


To:               Visioneer, Inc.
Attn:             Stock Option Administrator
Subject:          Notice of Intention to Exercise Nonstatutory Stock Option

         This is official notice that the undersigned ("Optionee") intends to exercise Optionee's option to purchase __________ shares of Visioneer, Inc. Common Stock, under and pursuant to the Nonstatutory Stock Option Agreement dated ___________, as follows:

                  Grant Number:                 ________________________________

                  Date of Purchase:             ________________________________

                  Number of Shares:             ________________________________

                  Purchase Price:               ________________________________

                  Method of Payment
                  of Purchase Price:            ________________________________


         Social Security No.:       ________________________________

         The shares should be issued as follows:

                  Name:____________________________

                  Address:_________________________

                          _________________________

                          _________________________

                  Signed:__________________________

                  Date:____________________________